BRIDGEHAMPTON VALUE STRATEGIES FUND
CLASS C (BVSCX)
A series of the Investment Managers Series Trust

Supplement Dated June 11, 2013
To the Prospectus Dated June 3, 2013

Notice to Existing and Prospective Shareholders of Bridgehampton Value Strategies Fund (the “Fund”):

The following replaces the section entitled “Financial Highlights” on page 28 of the Prospectus:

The following table is intended to help you understand the Fund’s financial performance. Certain information reflects financial results for a single Class I share of the Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in Class I shares of the Fund, assuming reinvestment of all dividends and distributions. Class I shares of the Fund are offered in a separate prospectus.  Financial information is not available for Class C shares of the Fund because the Class C shares commenced investment operations on June 3, 2013.  The financial information for the periods shown has not been audited and is included in the Fund’s semi-annual report, which is available upon request.

Class I Per share operating performance.
For a capital share outstanding throughout the period.

	For the Period June 29, 2012* to November 30, 2012
Net asset value, beginning of period	$25.00
Income from Investment Operations:
Net investment income1	0.03
Net realized and unrealized (loss) on investments	1.40
Total from investment operations	1.43
Net asset value, end of period	$26.43

Total return	5.72%	2

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$27,254

Ratio of expenses to average net assets:
Before fees waived and expenses absorbed	3.32%	3, 4
After fees waived and expenses absorbed	2.53%	3, 4
Ratio of net investment loss to average net assets:
Before fees waived and expenses absorbed	(0.51)%	3, 5
After fees waived and expenses absorbed	0.28%	3, 5
Portfolio turnover rate	36%	2

*	Commencement of operations.
1	Based on average shares outstanding during the period.
2	Not annualized.
3	Annualized.
4
Includes dividends and interest on securities sold short and interest expense. If these expenses were excluded, the ratio of expenses to average net assets before fees waived would have been 2.78%; the ratio of expenses to average net assets after fees waived would have been 1.99%.

5
Includes dividends and interest on securities sold short and interest expense. If these expenses were excluded, the ratio of net investment income to average net assets before fees waived would have been (1.05)%; the ratio of net investment income to average net assets after fees waived would have been (0.26)%.

Please file this Supplement with your records.